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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	046268599 (IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02. Results of Operation and Financial Condition

        On October 27, 2004, the Registrant issued a press release containing information on earnings for the quarter ended September 30, 2004 and other matters. A copy of the press release is included as an exhibit to this filing.

        The exhibits furnished herewith use the non-GAAP financial measures Funds from Operations ("FFO") and Net Operating Income ("NOI"). The Company considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"). The Company believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts and provide relevant bases for comparison among REITs. The Company also uses FFO and NOI internally to measure the operating performance of its portfolio. The reconciliation of net income to FFO is provided on page 64 furnished herewith in Exhibit 99.2. The reconciliation of net income to NOI is provided on page 18 furnished herewith in Exhibit 99.1.

        The exhibits included with this filing are being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K.

Item 7.01. Regulation FD Disclosure

        On October 27, 2004, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of September 30, 2004, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is also available upon request as specified therein.

Item 9.01. Financial Statements and Exhibits

        Financial Statements:

          None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of September 30, 2004	5
99.2	Earnings Release for the quarter ended September 30, 2004	57

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2004
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

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SIMON PROPERTY GROUP

Table of Contents

As of September 30, 2004

Description		Page
Exhibit 99.1	Supplemental Information
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-7
	Ownership Structure	8
	Changes in Common Shares and Unit Ownership	9
	Financial Data
	Selected Financial and Operational Information
	Financial Highlights and Operational Statistics	10-11
	Shareholders' Equity Information	12
	Debt Information	12
	Debt-to-Market Capitalization	12
	Miscellaneous Balance Sheet Data	12
	Unaudited Pro-Rata Balance Sheet	14
	Unaudited Pro-Rata Statements of Operations	15-16
	Reconciliation of NOI to Net Income	17-18
	Computation of Comparable Property NOI Growth	19
	Analysis of Other Income and Other Expense	20
	NOI Composition	21
	Operational Data
	Portfolio GLA, Occupancy & Rent Data	22
	Rent Information	23
	Lease Expirations	24-25
	Top Regional Mall Tenants	26
	Projected Regional Mall Anchor/Big Box Openings, 2004 - 2006	27-28
	Property Listing—North American Assets	29-36
	Property Listing—European Assets	37-38
	Development Activity
	Capital Expenditures	39
	North American Development Activity Report	40-42
	European Development Activity Report	43
	Balance Sheet Information
	Debt Amortization and Maturities by Year	44
	Summary of Indebtedness	45
	Summary of Indebtedness by Maturity	46-52
	Unencumbered Assets	53-55
	Preferred Stock/Units Outstanding	56
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	57-68

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QuickLinks

  Item 2.02. Results of Operation and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
SIMON PROPERTY GROUP Table of Contents As of September 30, 2004